FIRST INVESTORS

FIRST INVESTORS
SPECIAL BOND FUND, INC.


ANNUAL REPORT
DECEMBER 31, 1997

The following appears at the bottom left of the first page:

First Investors Logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

LIF007



Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or -- in the case of the bond market -- benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

These conditions extended the favorable performance of the high yield bond market. High yield bond financing is one of the tools available in the American capital market which has been used effectively to support a rapid pace of business change. Instead of being used to hedge inflation, as they might have been a decade ago, below investment grade bonds now are increasingly funding the consolidation or early development of many different enterprises. As a group, junk bond issuers had enormous operating and financial flexibility to work with. These prevailing conditions supported credit sensitive bonds and the success of many aggressive business plans. Starting with a record of attractive risk adjusted returns, many crosscurrents within the high yield markets have kindled huge investor demand. That demand led to record bond issuance of over $120 billion, surpassing the previous record set in 1996, of $73 billion. The default rate has remained low, reflecting generally strong fundamentals and wide credit availability. Nevertheless, companies that did encounter serious difficulties saw their securities punished swiftly and severely.

During 1997, First Investors Special Bond Fund returned 10.9% on a net asset value basis compared to a return of 12.6% for the average high yield bond funds as measured by Lipper Analytical Services, Inc. The Fund continued to benefit from tenders and calls of portfolio holdings in addition to those reported last year. In reinvesting proceeds, our choices fairly consistently avoided the most aggressive risk profiles that the market presented, both in terms of credit and interest rate risks. This precaution was ultimately unnecessary during the year just ended, as the market generally rewarded aggressive business plans and costly consolidation strategies. The Fund was well positioned with holdings in the competitive local exchange carrier segment of the telecommunications market as the importance of that business became widely apparent. A comparatively low concentration in long maturity deferred coupon bonds dampened returns because this bond structure, while carrying risks, accentuates appreciation of bonds when interest rates decline as they did last year. Also, these bonds were used extensively to fund the types of growth, "buildout" and industry consolidation transactions that did especially well in 1997.

The Fund avoided defaults and notable credit problems. The Fund's negligible exposure to emerging markets held back returns in the year's first half, and despite growing to only a very small level in the third quarter, widely reported problems outside the U.S. did not have a material effect on the Fund. In fact, because values of emerging markets bonds have been thrown into disarray, we want to consider whether some opportunities might exist amid the turmoil.

As the new year begins, we should acknowledge that uncertainties abound. We believe that the domestic economy will be resilient but valuation levels, especially of equities, will continue to influence the high yield bond market. We expect to continue to see a large choice of new bond issues. In our view, by avoiding extreme positions with regard to interest rates or market momentum, the Fund has been positioned to prosper in a changeable environment. The very success of most of the portfolio's investments creates another challenge, that of replacing bonds which have met their objectives with successor values. To do this, we focus our investment research on the basics of current holdings and of investment prospects: big picture industry trends, management capability, and the types of strategies/business plans that will work for bondholders.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds it holds. In particular, high yield funds invest in lower- rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long- term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ George V. Ganter

George V. Ganter
Vice President
  and Portfolio Manager

January 30, 1998



Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Special Bond Fund, Inc. and the Credit Suisse First Boston High Yield Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

         SPECIAL BOND      FIRST BOSTON
                 FUND             INDEX
Jan-88        $ 9,300           $10,000
Dec-88         10,571            11,365
Dec-89         10,416            11,408
Dec-90          9,467            10,680
Dec-91         12,853            15,353
Dec-92         14,724            17,911
Dec-93         17,411            21,298
Dec-94         17,222            21,091
Dec-95         20,797            24,757
Dec-96         23,521            27,832
Dec-97         26,094            31,347

BOXED INFORMATION INSIDE GRAPH:
                            Average Annual Total Return*
                       N.A.V. Only   S.E.C. Standardized
One Year                 10.94%           3.17%
Five Years               12.13%          10.50%
Ten Years                10.87%          10.07%
S.E.C. 30-Day Yield                6.89%

The graph compares a $10,000 investment in the First Investors Special Bond Fund, Inc. beginning 1/1/88 with a theoretical investment in the First Boston High Yield Index. The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 1,282 different issues, 1,089 of which are cash pay, 150 are zero-coupon, 12 are step bonds, 21 are payment-in-kind bonds and the remaining 10 are in default. The bonds included in the Index have an average life of 8.2 years, an average maturity of 8.3 years, an average duration of
4.5 years and an average coupon of 10.4%. It is not possible to invest directly in the Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/97) include the reinvestment of all dividends and distributions "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Credit Suisse First Boston High Yield Index figures from Credit Suisse First Boston Corporation and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1997
-----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount    Security                                                     Value           Net Assets
-----------------------------------------------------------------------------------------------------
             CORPORATE BONDS--92.8%
             Aerospace/Defense--1.0%
$    300M    Moog, Inc., 10%, 2006                                   $  321,000              $    89
-----------------------------------------------------------------------------------------------------
             Apparel/Textiles--3.4%
     500M    Polymer Group, Inc. 9%, 2007                               502,500                  139
     700M    Westpoint Stevens, Inc., 9 3/8%, 2005                      735,000                  204
-----------------------------------------------------------------------------------------------------
                                                                      1,237,500                  343
-----------------------------------------------------------------------------------------------------
             Automotive--7.0%
     385M    Aftermarket Technology Corp., 12%, 2004                    429,275                  119
     700M    Cambridge Industries, Inc., 10 1/4%, 2007 (Note 5)         731,500                  203
     500M    Collins & Aikman Products Co., 11 1/2%, 2006               560,000                  155
     750M    Exide Corp., 10%, 2005                                     791,250                  219
-----------------------------------------------------------------------------------------------------
                                                                      2,512,025                  696
-----------------------------------------------------------------------------------------------------
             Building Materials--4.4%
     500M    Falcon Building Products Corp., 9 1/2%, 2007               521,250                  144
   1,000M    Interface, Inc., 9 1/2%, 2005                            1,082,500                  300
-----------------------------------------------------------------------------------------------------
                                                                      1,603,750                  444
-----------------------------------------------------------------------------------------------------
             Chemicals--3.9%
     475M    Harris Chemical North America, Inc., 10 3/4%, 2003         507,063                  141
     800M    Huntsman Polymers Corp., 11 3/4%, 2004                     906,000                  250
-----------------------------------------------------------------------------------------------------
                                                                      1,413,063                  391
-----------------------------------------------------------------------------------------------------
             Consumer Products--2.1%
     700M    Hines Horticulture, Inc., 11 3/4%, 2005                    770,000                  213
-----------------------------------------------------------------------------------------------------
             Containers/Packaging--4.7%
     400M    Plastic Containers, Inc., 10%, 2006                        424,000                  118
     500M    Tekni-Plex, Inc., 11 1/4%, 2007                            540,000                  150
     700M    U.S. Can Corp., 10 1/8%, 2006                              740,250                  205
-----------------------------------------------------------------------------------------------------
                                                                      1,704,250                  473
-----------------------------------------------------------------------------------------------------
             Electrical Equipment--3.8%
     725M    Essex Group, Inc., 10%, 2003                               750,375                  208
     618M    Thermadyne Holdings Corp., 10 3/4%, 2003                   638,085                  177
-----------------------------------------------------------------------------------------------------
                                                                      1,388,460                  385
-----------------------------------------------------------------------------------------------------
             Energy--5.6%
   1,000M    Stone Energy Corp., 8.75%, 2007                          1,026,250                  284
     900M    United Meridian Corp., 10 3/8%, 2005                       999,000                  277
-----------------------------------------------------------------------------------------------------
                                                                      2,025,250                  561
-----------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--3.1%
     250M    Doane Products Co., 10 5/8%, 2006                          267,500                   74
     750M    Keebler Corp., 10 3/4%, 2006                               847,500                  235
-----------------------------------------------------------------------------------------------------
                                                                      1,115,000                  309
-----------------------------------------------------------------------------------------------------
             Gaming/Lodging--2.4%
     800M    Showboat, Inc., 9 1/4%, 2008                               856,000                  237
-----------------------------------------------------------------------------------------------------
             Healthcare--7.8%
     870M    Abbey Healthcare Group, Inc., 9 1/2%, 2002                 911,325                  253
     900M    Integrated Health Services, Inc., 9 1/2%, 2007 (Note 5)    930,375                  258
     900M    Tenet Healthcare Corp., 10 1/8%, 2005                      981,000                  272
-----------------------------------------------------------------------------------------------------
                                                                      2,822,700                  783
-----------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--9.1%
     500M    Allbritton Communications Corp., 9 3/4%, 2007              515,000                  143
     500M    Sinclair Broadcasting Group, Inc., 9%, 2007                510,000                  141
   1,400M    Videotron Holdings PLC, 0%-11 1/8%, 2004                 1,326,500                  368
     900M    World Color Press, Inc., 9 1/8%, 2003                      931,500                  258
-----------------------------------------------------------------------------------------------------
                                                                      3,283,000                  910
-----------------------------------------------------------------------------------------------------
             Media (Other)--4.0%
   1,500M    Affiliated Newspaper Investments, Inc., 0%-13 1/4%,
               2006                                                   1,432,500                  397
-----------------------------------------------------------------------------------------------------
             Mining/Metals--5.8%
     600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                 645,000                  179
     800M    CSN Iron, SA, 9 1/8%, 2007 (Note 5)                        684,000                  190
     700M    Euramax International PLC, 11 1/4%, 2006                   760,375                  211
-----------------------------------------------------------------------------------------------------
                                                                      2,089,375                  580
-----------------------------------------------------------------------------------------------------
             Miscellaneous--5.2%
     900M    Kindercare Learning Centers, Inc., 9 1/2%, 2009            895,500                  248
     600M    Loomis Fargo & Co., 10%, 2004                              603,000                  167
     336M    Pierce-Leahy Corp., 11 1/8%, 2006                          381,360                  106
-----------------------------------------------------------------------------------------------------
                                                                      1,879,860                  521
-----------------------------------------------------------------------------------------------------
             Paper/Forest Products--6.6%
     500M    Container Corp., 11 1/4%, 2004                             545,000                  151
   1,000M    Doman Industries, Inc., 8 3/4%, 2004                       970,000                  269
     900M    Fonda Group, Inc., 9 1/2%, 2007                            859,500                  238
-----------------------------------------------------------------------------------------------------
                                                                      2,374,500                  658
-----------------------------------------------------------------------------------------------------
             Telecommunications--10.3%
     850M    Brooks Fiber Properties, Inc., 10%, 2007                   979,625                  271
     600M    Comcast Cellular Holdings, Inc., 9 1/2%, 2007              627,000                  174
   1,100M    McCaw International, Ltd., 0%-13%, 2007                    649,000                  180
     700M    McLeodUSA, Inc., 9 1/4%, 2007 (Note 5)                     735,875                  204
     450M    Netia Holdings BV, 0%-11 1/4%, 2007 (Note 5)               255,375                   71
     700M    Qwest Communications International, Inc., 0%-9.47%,
               2007 (Note 5)                                            477,750                  132
-----------------------------------------------------------------------------------------------------
                                                                      3,724,625                1,032
-----------------------------------------------------------------------------------------------------
             Transportation--2.6%
     900M    Eletson Holdings, Inc., 9 1/4%, 2003                       924,750                  256
-----------------------------------------------------------------------------------------------------
             Total Value of Corporate Bonds (cost $31,828,220)       33,477,608                9,278
-----------------------------------------------------------------------------------------------------
             COMMON STOCKS--.7%
             Electrical Equipment--.1%
      684   *Thermadyne Holdings Corp.                                   20,178                    6
-----------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--.1%
    1,300   *Echostar Communications Corp. - Class "A"                   21,775                    6
-----------------------------------------------------------------------------------------------------
             Media (Other)--.4%
    1,500   *Affiliated Newspaper Investments, Inc. - Class "B"         165,000                   46
-----------------------------------------------------------------------------------------------------
             Paper/Forest Products--.1%
    5,594   *Gaylord Container Corp. - Class "A"                         32,166                    9
-----------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $55,479)                239,119                   67
-----------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--1.1%
             Media (Cable TV/Broadcasting)
      354    Time Warner Inc., 10 1/4%, PIK, Series "M"
               (cost $358,660)                                          398,250                  110
-----------------------------------------------------------------------------------------------------
             WARRANTS--.0%
             Gaming/Lodging--.0%
      850   *Goldriver Finance Corp., Liqudating Trust                      850                   --
-----------------------------------------------------------------------------------------------------
             Telecommunications--.0%
    1,100   *McCaw International, Ltd. (expiring 4/15/07) (Note 5)        2,750                    1
-----------------------------------------------------------------------------------------------------
             Total Value of Warrants (cost $0)                            3,600                    1
-----------------------------------------------------------------------------------------------------
             UNITS--1.4%
             Media (Cable TV/Broadcasting)
      500    Star Choice Communications (a) (Note 5) (cost $500,000)    517,500                  143
-----------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--2.1%
$     750M   Lubrizol Corp., 6.35%, 1/5/98 cost ($749,470)              749,470                  208
-----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $33,491,829)          98.1%         35,385,547                9,807
Other Assets, Less Liabilities                          1.9             695,981                  193
-----------------------------------------------------------------------------------------------------
Net Assets                                            100.0%        $36,081,528              $10,000
-----------------------------------------------------------------------------------------------------
 *  Non-income producing
(a) Each unit consists of one 13% Senior Secured Note due 2005, and 23.16 Warrants (expiring 12/15/05) to buy one share of common stock at $.01 per share

                                       See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1997
-------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $33,491,829) (Note 1A)  ..........                      $ 35,385,547
Cash  .................................................................................                           126,883
Interest receivable....................................................................                           664,783
Other assets  .........................................................................                             4,373
                                                                                                             ------------
Total Assets  .........................................................................                        36,181,586

Liabilities
Payable for capital stock redeemed  ..................................................   $    61,264
Accrued advisory fee  ................................................................        22,049
Accrued expenses  ....................................................................        16,745
                                                                                         -----------

Total Liabilities  ...................................................................                            100,058
                                                                                                             ------------

Net Assets ...........................................................................                       $ 36,081,528
                                                                                                             ============
Net Assets Consist of:
Capital paid in  .....................................................................                       $ 52,432,446
Undistributed net investment income  .................................................                            945,587
Accumulated net realized loss on investment transactions  ............................                        (19,190,223)
Net unrealized appreciation in value of investments  .................................                          1,893,718
                                                                                                             ============

Total  ...............................................................................                       $ 36,081,528
                                                                                                             ============

Net Asset Value, Offering Price and Redemption Price Per Share
($36,081,528 divided by 2,800,087 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)  ..............................                             $12.89
                                                                                                             ============

                             See notes for financial statements



Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Year Ended December 31, 1997
---------------------------------------------------------------------------------
Investment Income

Income:
  Interest.........................................   $ 3,250,755
  Dividends........................................       116,810
  Consent fees and other income....................        31,718
                                                       ----------

Total income.......................................                   $ 3,399,283

Expenses (Notes 1 and 4):
  Advisory fee ....................................       269,748
  Professional fees................................        22,204
  Custodian fees ..................................         7,761
  Reports and notices to shareholders..............         1,311
  Other expenses...................................         7,855
                                                       ----------
Total expenses.....................................       308,879
Less: Custodian fees paid indirectly...............        (4,086)
                                                       ----------
Net expenses.......................................                       304,793
                                                                      -----------

Net investment income..............................                     3,094,490

Realized and Unrealized Gain (Loss) on Investments
  (Note 3):

Net realized gain on investments...................       972,414
Net unrealized depreciation of investments.........      (313,134)
                                                       ----------
Net gain on investments............................                       659,280
                                                                      -----------
Net Increase in Net Assets Resulting
  from Operations .................................                   $ 3,753,770
                                                                      ===========

                             See notes for financial statements



Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.
------------------------------------------------------------------------------------------------------------

Year Ended December 31                                                              1997              1996
------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income  ........................................         $      3,094,490      $   3,371,184
Net realized gain (loss) on investments........................                  972,414           (253,500)
Net unrealized appreciation (depreciation) of investments......                 (313,134)         1,368,848
                                                                        ----------------     --------------

Net increase in net assets resulting from operations...........                3,753,770          4,486,532
                                                                        ----------------     --------------

Dividends to Shareholders
Net investment income  ........................................               (3,378,374)        (2,988,275)
                                                                        ----------------     --------------

Capital Share Transactions (a)
Proceeds from shares sold .....................................                  163,124            779,652
Value of dividends reinvested .................................                3,378,373          2,988,275
Cost of shares redeemed .......................................               (4,783,216)        (6,355,337)
                                                                        ----------------     --------------

Net decrease in net assets resulting from share transactions ..               (1,241,719)        (2,587,410)
                                                                        ----------------     --------------

Net decrease in net assets ....................................                 (866,323)        (1,089,153)

Net Assets
Beginning of year  ............................................               36,947,851         38,037,004
                                                                        ----------------     --------------

End of year (including undistributed net investment income of
  $945,587 and $1,229,471, respectively)  .....................         $     36,081,528      $  36,947,851
                                                                        ================     ==============

(a) Capital Shares Issued and Redeemed
    Sold  .........................................................               12,765             63,299
    Issued for dividends reinvested................................              264,653            241,157
    Redeemed  .....................................................             (374,153)          (516,532)
                                                                        ----------------     --------------

Net decrease in capital shares  ...............................                  (96,735)          (212,076)
                                                                        ================     ==============

                             See notes for financial statements



Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.


1. Significant Accounting Policies - The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation - Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes - No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1997, the Fund had capital loss carryovers of $19,190,223, of which $15,626,948 expires in 1998, $3,021,871 in 1999, $287,903 in 2003 and
$253,501 in 2004.

C. Distributions to Shareholders - Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $4,086 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock - Shares of the Fund are sold only through the purchase of annuity contracts issued by First Investors Life Variable Annuity Fund A.

3. Security Transactions - For the year ended December 31, 1997, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $18,038,976 and $18,758,818, respectively.

At December 31, 1997, the cost of investments for federal income tax purposes was $33,491,829. Accumulated net unrealized appreciation on investments was $1,893,718, consisting of $2,119,749 gross unrealized appreciation and $226,031 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates - Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or First Investors Corporation. Effective January 1, 1998, independent directors will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities - Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1997, the Fund held eight 144A securities with an aggregate value of $4,335,125 representing 12.0% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk - The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.



Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
January 30, 1998



Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                          ------------------------------------------------------
                                                           Year Ended December 31
                                          ------------------------------------------------------
                                              1997        1996       1995       1994       1993
                                          ---------   ---------   --------   --------   --------
Per Share Data
--------------
Net Asset Value, Beginning of Year......    $12.75      $12.23     $11.03     $12.18     $11.38
                                          ---------   ---------   --------   --------   --------

Income from Investment Operations
 Net investment income..................      1.11        1.17       1.20       1.09       1.14
 Net realized and unrealized
  gain (loss) on investments............       .23         .37       1.02      (1.22)       .86
                                          ---------   ---------   --------   --------   --------

   Total from Investment Operations.....      1.34        1.54       2.22      (.13)       2.00
                                          ---------   ---------   --------   --------   --------

Less Distributions from
 Net Investment Income..................      1.20        1.02       1.02       1.02       1.20
                                          ---------   ---------   --------   --------   --------

Net Asset Value, End of Year............    $12.89      $12.75     $12.23     $11.03     $12.18
                                          =========   =========   ========   ========   ========

Total Return(%)+                             10.94       13.10      20.76      (1.00)     18.15
----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in thousands)..   $36,082     $36,948    $38,037    $36,725    $43,056


Ratio to Average Net Assets:(%)
 Expenses...............................       .86         .86        .88        .87        .85
 Net investment income..................      8.60        9.31      10.17       9.38       9.54


Portfolio Turnover Rate(%)..............        53          29         45         54         79

+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

                             See notes for financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.


Directors
---------------------------------------

James J. Coy (Emeritus)

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth



Officers
---------------------------------------

Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
---------------------------------------

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005


Custodian
The Bank of New York
48 Wall Street
New York, NY 10286


Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036


Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.